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                                                                   EXHIBIT 99.2

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, James W. Ripley, state and attest that:


(1) To the best of my knowledge, based upon a review of the covered reports of Corn Products International, Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Corn Products International, Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Corn Products International, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.




/s/ James W. Ripley                         Subscribed and sworn to
---------------------------------           before me this 12th day of
James W. Ripley                             August 2002.
Vice President and
Chief Financial Officer
(Principal Financial Officer)
August 12, 2002                             /s/ Joyce M. Snyder
                                            -------------------------------
                                            Notary Public

                                            My Commission Expires:
                                            October 11, 2004

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